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                        UNITED STATES BANKRUPTCY COURT
                      FOR THE WESTERN DISTRICT OF TEXAS
                               AUSTIN DIVISION

In re:                                )
                                      )
INTERNATIONAL META SYSTEMS, INC.      )
7718 Woodhollow Drive, Suite 150      )          Case No. 98-10782-FM
Austin, Texas 78731                   )
Tax I.D. No. 33-01-46-747             )
                                      )
          Debtor.                     )

                          PLAN OF REORGANIZATION FOR
                       INTERNATIONAL META SYSTEMS, INC.
                    FILED JOINTLY BY IPIQ CORPORATION AND
                       INTERNATIONAL META SYSTEMS, INC.

                              Eric J. Taube
                              HOHMANN & TAUBE, L.L.P.
                              100 Congress Avenue, Suite 1600
                              Austin, Texas 78701
                              Telephone: (512) 472-5997
                              Facsimile: (512) 472-5248

                              ATTORNEYS FOR INTERNATIONAL META
                              SYSTEMS, INC.

                              Glover Roberts
                              Patricia B. Tomasco
                              Mark Farha
                              SHEINFELD, MALEY & KAY
                              A Professional Corporation
                              1700 Pacific Ave., Ste. 4400
                              Dallas, Texas  75201
                              Telephone:  (214) 953-0700
                              Facsimile: (214) 953-1189
                              -and-
                              301 Congress Avenue, Ste. 1400
                              Austin, Texas  78701
                              Telephone: (512) 474-8881
                              Facsimile: (512) 474-2337

                              ATTORNEYS FOR IPIQ CORPORATION

DATED:
      --------------
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                              TABLE OF CONTENTS

ARTICLE IDEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE IICLASSIFICATION AND IMPAIRMENT OF CLAIMS AND EQUITY INTERESTS . . . 9
     2.1  Classification.. . . . . . . . . . . . . . . . . . . . . . . . . . 9
          Class 1:  All Allowed Administrative Claims, other than the
                    IPIQ Administrative Claim. . . . . . . . . . . . . . . . 9
          Class 3:  Allowed Priority Claims. . . . . . . . . . . . . . . . . 9
          Class 3A: Non-Terminated Personnel Claims. . . . . . . . . . . . . 9
          Class 3B: Terminated Personnel Claims. . . . . . . . . . . . . . . 9
          Class 3C: Other Priority Claims. . . . . . . . . . . . . . . . . . 9
          Class 4:  Trade Claims.. . . . . . . . . . . . . . . . . . . . . . 9
          Class 5:  Amerscan/Promissory Notes/Subscriber Debt Claims.. . . . 9
          Class 6:  Allowed Equity Interests represented by ownership of the Debtor's stock.. . . . . . . . . . . . . . . . . . . 9
     2.2  Unimpaired Classes.. . . . . . . . . . . . . . . . . . . . . . . .10
     2.3  Impaired Classes.. . . . . . . . . . . . . . . . . . . . . . . . .10

ARTICLE IIIPROVISIONS FOR PAYMENT OF ADMINISTRATIVE CLAIMS (CLASS 1) . . . .10
     3.1  Treatment of Class 1 Allowed Administrative Claims.. . . . . . . .10
     3.2  Time For Filing Administrative Claims. . . . . . . . . . . . . . .10
     3.3  Allowance of Administrative Claims.. . . . . . . . . . . . . . . .11
     3.4  Post Confirmation Date Fee Claims. . . . . . . . . . . . . . . . .11
     3.5  Status of Class 1. . . . . . . . . . . . . . . . . . . . . . . . .11

ARTICLE IV  PROVISIONS FOR PAYMENT OF IPIQ CLAIMS (CLASS 2). . . . . . . . .11
     4.1  Treatment of Class 2 IPIQ Claims.. . . . . . . . . . . . . . . . .11
     4.2  Status of Class 2. . . . . . . . . . . . . . . . . . . . . . . . .11

ARTICLE VPROVISIONS FOR PAYMENT OF ALLOWED PRIORITY CLAIMS (CLASS 3) . . . .12
     5.1  Treatment of Class 3 Allowed Priority Claims . . . . . . . . . . .12
          5.1.1     Class 3A - Non-Terminated Personnel Claims . . . . . . .12
          5.1.2     Class 3B - Terminated Personnel Claims . . . . . . . . .12
          5.1.3     Class 3C - Other Priority Claims . . . . . . . . . . . .12
     5.2  Status of Classes 3A, 3B and 3C. . . . . . . . . . . . . . . . . .12

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ARTICLE VIPROVISIONS FOR TREATMENT OF TRADE CLAIMS (CLASS 4) . . . . . . . .12
     6.1  Treatment of Trade Claims. . . . . . . . . . . . . . . . . . . . .12
     6.2  Status of Class 4. . . . . . . . . . . . . . . . . . . . . . . . .12

ARTICLE VIIPROVISIONS FOR TREATMENT OF UNSECURED CLAIMS (CLASS 5). . . . . .13
     7.1  Treatment of Class 5 Allowed Unsecured Claims (the
          Amerscan/Promissory Notes/Subscriber Debt Claims). . . . . . . . .13
     7.2  Status of Class 5. . . . . . . . . . . . . . . . . . . . . . . . .13

ARTICLE VIIIPROVISIONS FOR TREATMENT OF ALLOWEDINTERESTS OF HOLDERS OF COMMON STOCK (CLASS 6)13
     8.1  Treatment of Class 6 Allowed Common Shareholders.. . . . . . . . .13
     8.2  Status of Class 6. . . . . . . . . . . . . . . . . . . . . . . . .14

ARTICLE IXACCEPTANCE OR REJECTION OF THE PLAN. . . . . . . . . . . . . . . .14
     9.1  Impaired Claims and Interests Entitled to Vote.. . . . . . . . . .14
     9.2  Unimpaired Classes.. . . . . . . . . . . . . . . . . . . . . . . .14

ARTICLE XIMPLEMENTATION AND CONSUMMATION OF THE PLAN . . . . . . . . . . . .14
     10.1      Conveyance of Assets to IPIQ Free and Clear . . . . . . . . .14
     10.2      Prohibition of Actions. . . . . . . . . . . . . . . . . . . .16
     10.3      Revesting and Assignment of Avoidance Causes of Action. . . .16
     10.4      Revesting and Assignment of Other Causes of Action. . . . . .17

ARTICLE XIPROVISIONS GOVERNING DISTRIBUTIONS . . . . . . . . . . . . . . . .18
     11.1      Provisions for Distributions. . . . . . . . . . . . . . . . .18
     11.2      Books and Records.. . . . . . . . . . . . . . . . . . . . . .18
     11.3      Limitation of Recourse to Distributions.. . . . . . . . . . .18
     11.4      No Bond . . . . . . . . . . . . . . . . . . . . . . . . . . .18
     11.5      Provisions Covering Notice and Distributions. . . . . . . . .18
          11.5.1    Method of Payment. . . . . . . . . . . . . . . . . . . .18
          11.5.2    Cash Payment to be Made by the Debtor or IPIQ. . . . . .18
          11.5.3    Delivery of Notices and Distributions. . . . . . . . . .19
          11.5.4    Time Bar to Cash Payments. . . . . . . . . . . . . . . .19
     11.6      Fractional Shares.. . . . . . . . . . . . . . . . . . . . . .20

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ARTICLE XIITREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES . . . . . .20
     12.1      Rejected if Not Assumed.. . . . . . . . . . . . . . . . . . .20
     12.2      Bar to Rejection Damages. . . . . . . . . . . . . . . . . . .20
     12.3 Cadence Design Systems.  . . . . . . . . . . . . . . . . . . . . .20
     12.4 QuickTurn Design Systems.. . . . . . . . . . . . . . . . . . . . .20
     12.5 Synopsis . . . . . . . . . . . . . . . . . . . . . . . . . . . . .20

ARTICLE XIIIPROCEDURES FOR RESOLVINGDISPUTED CLAIMS UNDER THE PLAN . . . . .21
     13.1      Bar Date for Objections to Claims.. . . . . . . . . . . . . .21
     13.2      Prosecution of Objections to Claims.. . . . . . . . . . . . .21
     13.3      No Distributions Until Claim Allowed. . . . . . . . . . . . .22
     13.4      Allocated Distributions.. . . . . . . . . . . . . . . . . . .22
     13.5      Voting Rights.. . . . . . . . . . . . . . . . . . . . . . . .22
     13.6      Estimation for Distribution.. . . . . . . . . . . . . . . . .22

ARTICLE XIVSECURITIES ISSUED UNDER PLAN. . . . . . . . . . . . . . . . . . .23

ARTICLE XVPROVISIONS FOR RETENTION OFJURISDICTION BY THE BANKRUPTCY COURT. .23

ARTICLE XVIEVENTS OF DEFAULT . . . . . . . . . . . . . . . . . . . . . . . .24

ARTICLE XVIIMISCELLANEOUS PROVISIONS . . . . . . . . . . . . . . . . . . . .25
     17.1      Discharge of Debtor and Injunction. . . . . . . . . . . . . .25
     17.2      Discharge/Release of Certain Representatives. . . . . . . . .26
     17.3      Vesting of Assets.. . . . . . . . . . . . . . . . . . . . . .26
     17.4      Setoffs.. . . . . . . . . . . . . . . . . . . . . . . . . . .26
     17.5      Surrender of Instruments and Release of Liens.. . . . . . . .26
     17.6      Interpretation. . . . . . . . . . . . . . . . . . . . . . . .27
     17.7      GOVERNING LAW.. . . . . . . . . . . . . . . . . . . . . . . .27

ARTICLE XVIIIMODIFICATIONS AND INTERPRETATIONOF THE PLAN; GENERAL PROVISIONS27
     18.1      Modification of Plan. . . . . . . . . . . . . . . . . . . . .27
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     18.2      Headings. . . . . . . . . . . . . . . . . . . . . . . . . . .27
     18.3      Severability. . . . . . . . . . . . . . . . . . . . . . . . .28
     18.4      Successors and Assigns; Transferability.. . . . . . . . . . .28
     18.5      Petition for Final Decree.. . . . . . . . . . . . . . . . . .28
     18.6      Preservation of Rights Under Bankruptcy Rule 2004.. . . . . .28
     18.7      Revocation of Plan and Conversions. . . . . . . . . . . . . .28
     18.8      Admissions Against Interest/Waiver. . . . . . . . . . . . . .29
     18.9      Notices.. . . . . . . . . . . . . . . . . . . . . . . . . . .29

                          PLAN OF REORGANIZATION FOR
                       INTERNATIONAL META SYSTEMS, INC.
                    FILED JOINTLY BY IPIQ CORPORATION AND
                       INTERNATIONAL META SYSTEMS, INC.

     International Meta Systems, Inc. ("Debtor") and IPIQ Corporation ("IPIQ") file their Plan of Reorganization for International Meta Systems,
Inc. pursuant to 11 U.S.C. Section 1101 et seq. as follows:
                                  ARTICLE I
                                 DEFINITIONS
     As used in this Plan, the following terms shall have the following meanings when used in initially capitalized form with such meanings to be equally applicable to the singular and plural of the terms defined.
     1.1 "Acquired Assets" shall mean those assets of the Debtor to be acquired by IPIQ pursuant to the Asset Purchase Agreement.
     1.2 "Administrative Claim" shall mean any Claim for payment of an administrative expense of a kind specified in Section 503(b) of the Bankruptcy Code and referred to in Section 507(a)(1) of the Bankruptcy Code, including, without limitation, Fee Claims. The obligations incurred by Debtor to IPIQ under the Marketing Consulting Agreement shall not be included in the definition of Administrative Claim.
     1.3 "Allowed Administrative Claim" shall mean an Administrative Claim to the extent that it is or has become an Allowed Claim.
     1.4 "Allowed Claim or Allowed Equity Interest" shall mean any Claim against or Equity Interest in Debtor allowable under Section 502 of the Bankruptcy Code (i) for which a proof of claim or interest was filed on or before the Bar Date designated as the last date for filing proofs of claim against, or equity interests in Debtor or
          (ii) which has been or hereafter is listed by Debtor in its bankruptcy schedules as liquidated in amount and not disputed or contingent and, in case of both (i) and (ii) above, as to which no objection to the allowance thereof has been timely filed or, if an objection has been timely filed, such Claim is allowed by Final Order, or (iii) which is deemed allowed by the terms of this Plan. Unless otherwise specified in this Plan, an Allowed Claim shall not, for the purposes of computation of distributions under this Plan, include postpetition interest on the amount of such Claim.
     1.5  "Amerscan" shall mean Amerscan Partners, III, L.P.
     1.6 "Amerscan Claim" shall mean that claim evidenced by two (2) unsecured notes, one in the amount of $1.5 million and one in the amount of $500,000 held by Amerscan together with all other amounts owed by Debtor to Amerscan.
     1.7 "Asset Purchase Agreement" shall mean the Asset Purchase Agreement entered into by and between Debtor and IPIQ, which is attached as Exhibit "A" to the Disclosure Statement approved by the Court, and incorporated herein.
     1.8 "Avoidance Actions" shall mean a cause of action which may be brought by the Debtor or its successors pursuant to Sections 542, 543, 544, 545, 546, 547, 548, 549, 550 or 553 of the Bankruptcy
          Code.
     1.9 "Bankruptcy Code" shall mean Title 11 of the United States Code, as amended and codified.
     1.10 "Bankruptcy Court" shall mean the unit of the United States Bankruptcy Court for the Western District of Texas, Austin
          Division, having jurisdiction over the Chapter 11 Case, or in the event such court ceases to exercise jurisdiction over the Chapter
          11 Case, such  court as may have jurisdiction of the Chapter 11
          Case.
     1.11 "Bankruptcy Rules" shall mean the Federal Rules of Bankruptcy Procedure, as amended, applicable to the Chapter 11 Case.
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     1.12 "Bar Date" shall mean the final date for filing proofs of claim or interest which will be established by the Court in this Chapter 11 Case, or such other date as may apply to a particular Claim or interest pursuant to any Final Order.
     1.13 "Chapter 11 Case" shall mean Case No. 98-10782-FM pending in the Bankruptcy Court under Chapter 11 of the Bankruptcy Code in which Debtor is the Debtor in Possession.
     1.14 "Claim" shall mean either (a) a right to payment from the Debtor whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, or (b) any right to an equitable remedy for breach of performance if such breach gives rise to a right of payment from the Debtor, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, disputed, undisputed, secured or unsecured.
     1.15 "Claimant" shall mean the holder of a Claim.
     1.16 "Class" shall mean a category of holders of Claims or Equity Interests as classified in this Plan.
     1.17 "Closing Date" shall mean the date on which the transactions contemplated by the Plan and the Asset Purchase Agreement are consummated, which is also to be the Effective Date.
     1.18 "Common Stock" shall mean the common stock of the Debtor existing and issued on the Effective Date.
     1.19 "Confirmation" shall mean the entry of the Confirmation Order on the docket of this Chapter 11 Case by the clerk of the Bankruptcy
          Court.
     1.20 "Confirmation Date" shall mean the date upon which the Confirmation Order is entered on the docket of this Chapter 11 Case by the clerk of the Bankruptcy Court.
     1.21 "Confirmation Hearing" shall mean the hearing to be held by the Bankruptcy Court at which the Debtor shall seek confirmation of the Plan.
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     1.22 "Confirmation Order" shall mean the order of the Bankruptcy Court confirming this Plan in accordance with the provisions of Chapter 11 of the Bankruptcy Code.
     1.23 "Debtor" shall mean International Meta Systems, Inc., a Delaware corporation, as Debtor in Possession.
     1.24 "Debtor in Possession" shall mean Debtor as Debtor in Possession, pursuant to Sections 1107 and 1108 of the Bankruptcy Code.
     1.25 "Disallowed Claim" shall mean a Claim that (i) has been disallowed by order of the Bankruptcy Court or (ii) is listed in the Debtor's Schedules as disputed, contingent or unliquidated, and with respect to which no proof of claim has been timely filed.
     1.26 "Disclosure Statement" shall mean the Disclosure Statement filed with the Bankruptcy Court by Debtor, including exhibits and any supplements, amendments or modifications thereto, prepared pursuant to Sections 1125(a) and 1126(b) of the Bankruptcy Code and Bankruptcy Rule of Procedure 3018(b) for solicitation of acceptance of this Plan.
     1.27 "Disputed Claim" shall mean a Claim against or Equity Interest in the Debtor, the allowance of which in whole or in part is the subject of an objection timely filed by the Debtor or any other party authorized to file an objection pursuant to this Plan, or a Claim against, or Equity Interest in, the Debtor which has been scheduled as disputed, contingent, or unliquidated.
     1.28 "Distributions" shall mean the payment and distribution required by the Plan to be made to the holders of Allowed Claims and/or Interests.
     1.29 "Effective Date" shall mean the thirtieth (30th) day following the Confirmation Date, unless the Confirmation Order is stayed on appeal by a court of competent jurisdiction, in which case the Effective Date shall be ten (10) days after such stay is dissolved by Final Order.

     1.30 "Equity Interests" shall mean any stockholder interests in Debtor represented by duly authorized, validly issued and outstanding shares of any form of IMS stock.
     1.31 "Estate" shall mean the bankruptcy estate of the Debtor created by
          Section 541 of the Bankruptcy Code.
     1.32 "Excluded Assets" shall mean any asset of the Debtor which is not being purchased by IPIQ as defined herein.
     1.33 "Fee Application" shall mean any application of a Professional
          Person under Bankruptcy Code Sections 330 or 503 for allowance of compensation and reimbursement of expenses in the Chapter 11 Case.
     1.34 "Fee Claim" shall mean a Claim of a Professional under Bankruptcy Code Sections 330 or 503 for allowance of compensation and reimburse-ment of expenses in connection with the Chapter 11 Case.
     1.35 "Final Order" shall mean an order as to which the time to appeal or to seek retrial or rehearing has expired, and as to which no appeal or other proceedings for review or rehearing shall then be pending.
     1.36 "IMS" shall mean International Meta Systems, Inc., the Debtor herein.
     1.37 "IPIQ" shall mean IPIQ Corporation, a Delaware corporation.
     1.38 "IPIQ Administrative Claim" shall mean all obligations incurred by Debtor to IPIQ under the Financing Agreement approved by this Court and all expenses incurred pursuant to the Marketing Consulting Agreement, all of which shall be deemed an Administrative Claim(s) under Bankruptcy Code Section 503(b).
     1.39 "IPIQ Reserved Common Stock" shall mean shares of a class of IPIQ Common Stock, designated Class B Common Stock, to be distributed to some defined holders of Class 3 and all Class 5 Claims in accordance with the terms and conditions of the Plan, which shall have the following characteristics:
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          a.   No shares of Class B Common Stock shall be issued or
               authorized for issuance by IPIQ except pursuant to the terms of this Plan.

          b. All shares of Class B Common Stock shall be converted into shares of IPIQ Class A Common Stock ("Class A Shares") on the Conversion Date.

          c. The Conversion Date shall be the first regular business day of IPIQ occurring on or after the expiration of 120 days from the date shares of Class B Common Stock are first issued of record by IPIQ.

          d. The total number of Class A Shares into which all outstanding Class B Common Shares shall be converted shall be determined by multiplying 0.25 by the sum of (x) the total number of Class A Shares outstanding on the Conversion Date ("Outstanding Shares"), plus (y) the total number of Class A Shares into which all other classes, except Class B, of IPIQ securities (including classes of shares, warrants, and debt of IPIQ convertible by its terms) are convertible, computed as of the Conversion Date ("Conversion Shares"), plus (z) the total number of Class A Shares reserved for issuance upon exercise of compensatory stock options ("Compensatory Options") granted to personnels, directors and consultants of IPIQ, provided however, that the number of shares subject to Compensatory Options used in this formula shall not exceed twenty five percent (25%) of the sum of the total number of Outstanding Shares and Conversion Shares on the Conversion Date. Individual conversions shall be computed on a pro-rata basis, rounding the conversion to the next higher whole number of shares.

          e. Ownership of Class B Common Stock and any Class A Shares into which such Class B Common Stock is converted shall be conditioned on the execution by the respective shareholder of a written agreement with IPIQ, legended on each certificate evidencing such shares, which provides that (a) no transfer of such shares, whether by gift or succession, for value, or by operation of law, shall take place until the earlier of ten years from the date of first issue or one year after an Initial Public Offering, except to persons agreeing to be bound by such shareholders agreement, and (b) any holder of such shares during the term of such shareholders agreement shall agree to any restrictions imposed by an underwriter on the resale of such shares for a period not to exceed 180 days following an Initial Public Offering. For this purpose, "Initial Public Offering" shall mean the offer and sale by IPIQ of Class A Shares pursuant to an effective registration statement under the Securities Act of 1933.

          f. Each Class B Common Share shall have the same number of votes in any matter submitted to the shareholders as the number of Class A shares into which such Class B Share would be convertible were the Conversion Date the same date as the Record Date established for such vote.
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     1.40  "Lien" shall mean an encumbrance against the Debtor's property as defined in Section 101(37) of the Bankruptcy Code.
     1.41 "Marketing Consulting Agreement" shall mean the Marketing Consulting and Teaming Agreement entered into between Debtor and IPIQ approved by order of this Bankruptcy Court.
     1.42 "Plan" shall mean this Plan of Reorganization for Debtor under Chapter 11 of the Bankruptcy Code, as amended or modified from time to time.
     1.43 "Person" shall mean an individual, a corporation, a partnership, an association, a joint stock company, a joint venture, an estate, a trust, an unincorporated organization or a government or any particular subdivision thereof or other entity.
     1.44 "Petition Date" shall mean March 2, 1998, the date of the filing of Debtor 's petition for relief under Chapter 11 of the Bankruptcy Code.
     1.45 "Plan Ballot" shall mean the form(s) distributed to holders of Claims and Interests impaired under the Plan, as defined in Section 1124 of the Bankruptcy Code, for purposes of voting on the Plan.
     1.46 "Plan Ballot Deadline" shall mean the date by which the Plan Ballot must be received by the Debtor, which date is set by the Bankruptcy Court and notice of which is transmitted with the Disclosure Statement.
     1.47 "Priority Claim" shall mean any Claim entitled to priority in payment under Sections 507(a)(2) through 507(a)(9) of the Bankruptcy Code, but excluding all Claims for postpetition interest and penalties, all of which interest and penalties shall be (i) deemed disallowed and (ii) discharged on the Effective Date.
     1.48 "Professional Persons" shall mean persons retained or to be compensated pursuant 4400
                               Dallas, Texas 75201
                               Telephone:  (214) 953-0700
                               Facsimile: (214) 953-1189

                                   -and-

                               301 Congress Avenue, Ste. 1400
                               Austin, Texas  78701
                               Telephone: (512) 474-8881
                               Facsimile: (512) 474-2337

                              ATTORNEYS FOR IPIQ CORPORATION